USAA Tax Exempt Intermediate-Term Fund

Supplement dated January 23, 2023,

to the Summary Prospectus dated August 1, 2022 ("Summary Prospectus")

After 30 years in the investment industry, effective June 1, 2023, Regina G. Conklin plans to retire as a portfolio manager with USAA Investments, a Victory Capital Management Inc. Investment Franchise. At that time, Andrew Hattman will be named Head of Municipal Bond Portfolio Management and continue managing the tax-exempt mutual funds along with Lauren Spalten. The following changes will be effective June 1, 2023.

The following disclosure replaces the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus.

Portfolio Managers
	Title	Tenure with the Fund
Senior Portfolio Manager, Head of
Andrew Hattman, CFA, CAIA	Municipal Bond Portfolio Management	Since 2019
Lauren Spalten	Portfolio Manager	Since 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.